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                                                                  EXHIBIT 23.01

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS






As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K into Firearms Training Systems, Inc.'s previously filed Registration Statement File No. 333-22349 and File No. 333-31219.








Arthur Andersen, LLP
Atlanta, Georgia
August 23, 1999